Exhibit 99.3 - Receiver's Second Report to Court

IN THE IOWA DISTRICT COURT FOR SCOTT COUNTY

IN RE JUDICIAL DISSOLUTION OF	)	Law No. 116517	FILED 2010 DEC 22 PM 1:24 CLERK OF DISTRICT COURT SCOTT COUNTY, IOWA
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EAST FORK BIODIESEL, LLC,	)	RECEIVER'S SECOND REPORT TO COURT AND REQUEST FOR AUTHORITY TO PAY VARIOUS FEES AND EXPENSES AND FOR AUTHORITY TO FILE ARTICLES OF DISSOLUTION
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        The undersigned, Terrence A. Kilburg, as Receiver in the above captioned matter, (hereinafter "Receiver"), for Receiver's Second Report to Court and Request for Authority to Pay Various Fees and Expenses and For Authority to File Articles of Dissolution, states as follows:
1.           Receiver restates and incorporates herein by this reference paragraphs 1 through 7 of Receiver's First Report and Request for Authority to Pay Various Fees and Expenses (hereinafter "Receiver's First Report") for background information to the Court in connection with this Second Report.
2.           In the Court's Conditional Decree of Judicial Dissolution entered herein on August 25, 2010, East Fork Biodiesel, LLC ("EFB") was directed to wind up its affairs, distribute its assets and deliver Articles of Dissolution to the Secretary of State of the State of Iowa and to otherwise comply with the provisions of Iowa Code Chapter 490A, subchapter XIII.  All of the affairs of EFB have now been wound up, and all of its assets have been collected and turned over to the Receiver.  As of December 21, 2010, the Receiver has $164,181.50 in cash on deposit in a bank account at Iowa State Bank in Algona, Iowa.  There are no other assets of EFB or the receivership and no other assets to be collected.  The Receiver, subject to the receipt of final claims, is prepared to make appropriate application to the Court for final distribution of the assets

    3.           As reported in Receiver's First Report, pursuant to Iowa Code § 498.1302, notices have been provided to known claimants.  Any claims to be asserted by such known claimants must be sent to and received from the Receiver on before December 24, 2010 (or on or before December 29, 2010 as to three [3] additional known claimants who were sent notice in a second mailing).  As of ending date of this report, being December 21, 2010, the Receiver had received claims from known claimants in the aggregate amount of $1,275,860.87.  Given that the known claims substantially exceed any monies that will be available for distribution to known claimants, known claimants who have filed claims will only receive a small percentage dividend on their claims and that there will be no remaining funds with which to make any payment to members.  The Receiver anticipates filing its Third Report herein after December 29, 2010, setting forth an accounting of the claims received, of the funds available for distribution after ongoing receivership expenses, and proposed dividends to the claimants.
    4.           Iowa Code § 490A.1305 allows filing of the Articles of Dissolution for EFB when reasonably adequate provision for the debts, liabilities and obligations of the limited liability company has been made and all of the remaining property and assets of the limited liability company have been distributed to the members.  As heretofore noted, all of the assets of EFB have been collected by the Receiver.  Reasonably adequate provision for the payment of debts, liabilities and obligations of EFB has been made by the Receiver's gathering of the assets and the notices of a claims filing procedure for known claimants under Iowa Code § 490A.1306.  Filing of Articles of Dissolution on or before December 29, 2010 is in the best interests of EFB and the receivership.  As the Court and any interested parties were advised in the Application for Judicial Dissolution Pursuant to Iowa Code § 490A.1302 filed herein on August 3, 2010 (the "Application"), in the event the Dissolution is not filed by December 29, 2010, EFB is obligated to make substantial ongoing regulatory and financial disclosure filings with the Securities and Exchange Commission ("SEC") pending the completion of dissolution proceedings of EFB.  Given EFB's dwindling cash, substantial claims by creditors, and lack of management, officers and directors, continuation of such filings has become financially burdensome (due to the associated legal and accounting expense) and impractical.
5.           In Receiver's First Report, the Court approved the Receiver's accounting through October 20, 2010.  A copy of said October 20, 2010 accounting as approved by the Court is attached hereto and marked Exhibit A.  The Receiver had a total cash balance on hand as of October 20, 2010 in the amount of $190,955.65.
6.           Since the date of the first accounting, the Receiver has collected various funds owing to EFB and has paid the various receivership expenses (including receiver's fees to Kilburg Consulting, LLC, attorney's fees to Lane & Waterman LLP and consulting fees to DCD Management & Consulting), as authorized by the Court's Order Approving Receiver's First Report.  The financial activity of the Receiver since the October 20, 2010 accounting is shown on accounting dated December 21, 2010 attached hereto and marked Exhibit B.  The Receiver has $164,181.50 in cash on deposit in a bank account at Iowa State Bank, in Algona, Iowa, as of December 21, 2010.
7.           The Receiver is entitled to fees for services as receiver in this matter.  The Receiver's fee claim is in the amount of $10,888.02 for the services rendered during the period from October 21, 2010 through November 30, 2010, which fees and disbursements are itemized on Exhibit C attached hereto.  The Receiver seeks fees in the amount of $10,888.02.  The Receiver believes that said fees are reasonable in the circumstances and should be paid.

8.           The firm of Lane & Waterman LLP has served as attorneys for EFB and for the Receiver in this matter.   Attached hereto and marked Exhibit D, is a detailed accounting of fees and disbursements owing to Lane & Waterman LLP for the months of October 2010 and November 2010.  Lane & Waterman LLP seeks payment in the total amount of $2,206.11 for October legal services and $1,620.00 for November legal services, for a total payment under this Second Report of $3,826.11.  Compensation is sought at the usual hourly rates for the various partners, associates and paralegals working on this matter, all as set forth on the attached billing statements.  The Receiver has reviewed said fees and disbursements and believes they are reasonable in the circumstances and should be paid.
9.           In connection with the winding up and liquidation of the affairs of EFB by the Receiver, the Receiver has determined that it is necessary for EFB to arrange for storage after the conclusion of the receivership of twenty (20) bankers boxes of financial documents of EFB now in the possession of the Receiver.  The Receiver believes it is appropriate that said materials be stored until August 2015, a period of five (5) years after EFB ceased active business operations and petitioned for receivership in this Court.  Attached hereto and marked as Exhibit E is a proposal from Roederer Transfer & Storage Co., in Davenport, Iowa (hereinafter "Roederer") for storage of the subject documents for a period anticipated to begin in April 2011 and extending to August 2015.  This storage proposal is in the amount of $2,167 and includes pick up of the documents from the Receiver, storing the boxes until August 2015 and thereafter destroying the documents.  The Receiver believes that Roederer's proposal is reasonable in the circumstances and the Receiver hereby seeks authority from the Court authorizing Receiver to retain the services of Roederer for the storage of EFB's documents, all as set forth in Exhibit E.

    WHEREFORE, Receiver requests that this Receiver's Second  Report be approved by the Court and that Receiver's acts in administering the  receivership be approved, including, but not limited to, the receipt and disbursement of funds as listed in the attached Exhibit B; that the Receiver be authorized to pay the sum of $10,888.02 to the Receiver for the services rendered to the receivership as set forth in Exhibit C; that the Receiver be authorized to pay the sum of  $3,826.11 to Lane & Waterman LLP in payment for the services rendered to the receivership as set forth in Exhibit D; that the Receiver be authorized to retain Roederer for storage of the subject documents for a period anticipated to begin in April 2011 and extending to August 2015, which storage proposal is in the amount of $2,167 as set forth on Exhibit E; that the Receiver be authorized to file Articles of Dissolution for EFB with the Iowa Secretary of State on or before December 29, 2010 which will terminate EFB's obligation to make ongoing SEC filings and to terminate the ongoing legal and accounting expenses associated therewith; and that the Court make such other and further orders as may be proper in the circumstances.
    Dated this 22nd day of December, 2010.

Terrence A. Kilburg, Receiver

STATE OF IOWA	)
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COUNTY OF SCOTT	)

The undersigned, Terrence A. Kilburg, being the duly appointed Receiver in the above case, deposes and states that he has read the above and foregoing Receiver's Second Report, knows the contents thereof and that the report is true and correct as he verily believes.

Terrence A. Kilburg, Receiver

Subscribed and sworn to before me, a Notary Public in and for said County and State by the said Terrence A. Kilburg, Receiver, on this 22nd day of December, 2010.

This report prepared by:

Terry M. Giebelstein
LANE & WATERMAN LLP
220 N. Main Street, Suite 600
Davenport, IA  52801
Telephone:  (563)333-6614
Facsimile:   (563)324-1616
Email:  tgiebelstein@l-wlaw.com

Copy to:

Terrence A. Kilburg
4218 Stone Haven Drive
Bettendorf, IA  52722

EXHIBIT A

	East Fork Biodiesel, LLC
	Accounting by the Receiver of all cash accounts

	Date of Appointment	8/25/2010
	Date of this Accounting	10/20/2010

	Name of Financial Institution	Iowa State Bank	Zion Savings Bank	EverBank	Farmers State Bank	Total
	Account Number	134163	658369905	960026711	20134705

Date of Activity	Description

8/25/2010	Cash Balance August 25, 2010	26,076.83	77.55	1,925.71	503.78	28,583.87

8/31/2010	US Postmaster, postage for Member mailing	(1,048.59)				(1,048.59)
8/31/2010	Fidlar, printing and processing of Member mailing	(1,488.66)				(1,488.66)
9/3/2010	Ruhl & Ruhl, receiver bond	(1,000.00)				(1,000.00)

9/8/2010	Farm Credit, consideration for Turnover Agreement	100,000.00				100,000.00
9/15/2010	US Treasury, refund of prior year 940 overpayment	99.53				99.53
9/27/2010	Interest Income				0.12	0.12
9/27/2000	Transfers funds to Iowa State Bank	503.90			(503.90)	-
9/27/2000	Chubb, return of premium on property policy	50,757.00				50,757.00
9/27/2010	REG, sale of Methanol	15,116.90				15,116.90
10/18/2010	US Treasury, 3Q 941	(58.76)				(58.76)
10/18/2010	Iowa Workforce Development, 3Q Iowa Unemployment	(5.76)				(5.76)

10/20/2010	Cash Balance October 20, 2010	188,952.39	77.55	1,925.71	-	190,955.65

EXHIBIT B

	East Fork Biodiesel, LLC
	Accounting by the Receiver of all cash accounts

	Date of Appointment	8/25/2010
	Date of Previous Accounting	10/20/2010
	Date of this Accounting	12/21/2010

	Name of Financial Institution	Iowa State Bank	Zion Savings Bank	EverBank	Total
	Account Number	134163	658369905	960026711

Date of Activity	Description

10/20/2010	Cash Balance October 20, 2010	188,952.39	77.55	1,925.71	190,955.65

10/31/2010	Close out account	1,925.71		(1,925.71)	-
11/1/2010	Cancel CK 8026 Jan 2010 issued in error	145.10			145.10
11/1/2010	Cancel Jan 09 Service Charge recorded in error	4.43			4.43

11/1/2010	Cancel Sept 09 Service Charge recorded in error	8.20			8.20
11/1/2010	Reverse incorrect deposit in transit on filter sales	(1,925.71)			(1,925.71)
11/1/2010	Philadelphia Insurance Refund D&O Policy	17,676.50			17,676.50
11/1/2010	US Treasury Refund 2Q 941	16.74			16.74
11/1/2010	Verizon Wireless, credit on account	23.17			23.17
11/10/2010	DCD Management	(600.00)			(600.00)
11/10/2010	Kilburg Consulting	(12,329.00)			(12,329.00)
11/10/2010	Lane & Waterman	(34,762.78)			(34,762.78)
11/24/2010	Close out account	77.55	(77.55)		-
11/24/2010	Hydrite Chemicals, return of deposit on containers	1,180.00			1,180.00
12/13/2010	LaMair Mulack Condon, Work Comp Ins Refund	3,768.00			3,768.00
12/13/2010	AMU, telephone refund	57.58			57.58
12/19/2010	US Treasury Form 940 Federal Unemployment	(36.38)			(36.38)

12/21/2010	Cash Balance December 21, 2010	164,181.50	-	-	164,181.50